UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-2

CYCLO THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [●] 2023

Dear Stockholders of Cyclo Therapeutic, Inc.:

We are pleased to invite you to attend a Special Meeting of Stockholders to be held on [●] 2023, at 10:00 a.m. Eastern Daylight Time at [●]  (the “Special Meeting”).  The Special Meeting is being held to approve an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares.

Our Board of Directors has fixed the close of business on [●], 2023 as the record date for the Special Meeting. Only stockholders of record as of [●], 2023 may vote at the Special Meeting or any postponements or adjournments of the meeting. This notice of Special Meeting, proxy statement, and form of proxy are being made available on or about [●], 2023.

Your vote is important. Whether or not you plan to attend the Special Meeting, we would like for your shares to be represented. Please vote as soon as possible via the Internet, telephone, or mail.

Sincerely,
N. Scott Fine Chief Executive Officer

[●], 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting To Be Held on [●] : This Proxy Statement is available at the following website: www.proxyvote.com.

PROXY STATEMENT

CYCLO THERAPEUTICS, INC.

SPECIAL MEETING OF STOCKHOLDERS
To Be Held On [●] 2023

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Eastern Standard Time on [●] 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at a Special Meeting of stockholders of Cyclo Therapeutics, Inc., a Nevada corporation, and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held on [●] 2023 at 10:00 a.m. Eastern Daylight Time at [●]. References in this Proxy Statement to “we,” “us,” “our,” the “Company” or “Cyclo Therapeutics” refer to Cyclo Therapeutics, Inc.

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement is first being mailed on or about [●], 2023 to all stockholders entitled to vote at the Special Meeting.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this Proxy Statement, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about [●], 2023 to all stockholders entitled to vote at the Special Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials via the Internet to help reduce the environmental impact of our Special Meetings of stockholders.

Q:	What items will be voted on at the Special Meeting?

A:	Stockholders will vote on the following items at the Special Meeting:

●	Approval of an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares; and

●	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q:	How does the Board of Directors recommend I vote on the proposal?

A:	The Board of Directors unanimously recommends that the stockholders vote:

●	FOR the approval of an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares.

With respect to any other matter that properly comes before the Special Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:	Who may vote at the Special Meeting?

A:

Stockholders of record as of the close of business on [●], 2023 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Special Meeting. As of the Record Date, there were 9,411,848 shares of our Common Stock issued and outstanding, held by approximately 255 holders of record. Each share of our Common Stock is entitled to one (1) vote on each matter.

Q:	What is the voting requirement to approve of the proposal?

A:

The approval of the proposal to approve an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock requires the affirmative vote from holders of a majority of the shares of our outstanding Common Stock.

Q:	How many shares must be present or represented to conduct business at the Special Meeting?

A:

At the Special Meeting, the presence in person or by proxy of one-third of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Special Meeting is required for the Special Meeting to proceed; however, as noted above, the vote of the holders of a majority of the shares of our outstanding Common Stock is required to approve the proposal for which the Special Meeting has been called. If you have returned valid proxy instructions or attend the Special Meeting, your shares of Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:	If I am a stockholder of record, how do I vote?

A:	If you are a stockholder of record, there are four ways to vote:

●

At the Special Meeting. You may vote in person at the Special Meeting if you are the record owner of the shares to be voted. You can also vote in person at the Special Meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by [●] 2023.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on [●] 2023.

Q:	If I am a beneficial owner of shares held in street name, how do I vote?

A:

If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

●

At the Special Meeting. If you wish to vote at the Special Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or other nominee.

●	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, vStock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by us.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:

Brokerage firms and other intermediaries holding shares of our Common Stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will not have discretion to vote on the proposal, which is a “non-routine” matter.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Special Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to our Corporate Secretary at Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653 prior to your shares being voted, or (3) attending the Special Meeting and voting at the Special Meeting. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Special Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Special Meeting and voting during the meeting.

Q:	If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	How are proxies solicited for the Special Meeting?

A:

Our Board of Directors is soliciting proxies for use at the Special Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our Common Stock on your behalf. We have retained Okapi Partners LLC, a proxy solicitation firm, to solicit proxies for a fee of $9,500 plus a reasonable amount to cover out-of-pocket expenses for proxy solicitation services. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Q:	What should I do if I get more than one proxy or voting instruction card?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Special Meeting to ensure that all of your shares are counted.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, or (2) direct your written request to: Corporate Secretary, Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	Where can I find the voting results of the Special Meeting?

A:

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Annual Meeting of stockholders only if they have submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders, our Corporate Secretary must have received the written proposal at our principal executive offices no later than December 30, 2022; provided; however, that if we hold our 2023 Annual Meeting of Stockholders more than 30 days after June 24, 2023 (the one-year anniversary date of the 2022 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders proposals must be received in a press release or under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals should be addressed to:	Cyclo Therapeutics, Inc. Attn: Corporate Secretary 6714 NW 16th Street, Suite B, Gainesville, FL 32653

THE PROPOSAL:
APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION INCREASING THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 SHARES TO 50,000,000 SHARES.

Overview

The Company’s Board of Directors has unanimously approved a proposal to amend our Articles of Incorporation to increase the authorized shares of Common Stock of the Company from 20,000,000 shares to 50,000,000 shares, subject to stockholder approval. The Board has declared this amendment to be advisable and recommended that this proposal be presented to the Company’s stockholders for approval. The text of the form of proposed amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock of the Company to 50,000,000 shares is attached to this proxy statement as Exhibit A.

If the Company’s stockholders approve this Proposal, the Company expects to promptly file articles of amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada to increase the number of authorized shares of Common Stock.

Reasons for the Increase in Authorized Shares

As of January [●], 2023, the record date for the special meeting, the Company had an aggregate of [9,411,848] shares of Common Stock outstanding, and outstanding options and warrants to purchase an aggregate of approximately [9,541,783] additional shares of Common Stock. Accordingly, at present, the Company has only [1,046,369] authorized shares of its Common Stock available for issuance, before giving effect to the 2,480,042 shares of Common Stock reserved for issuance under the Company’s 2021 Equity Incentive Plan, and no shares of Common Stock available for issuance after giving effect to the shares of Common Stock reserved for issuance under the 2021 Equity Incentive Plan.

Although at present the Company has no commitments or agreements to issue additional shares of Common Stock, it desires to have additional shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future, as well as for issuance under the Company’s 2021 Equity Incentive Plan. These purposes may include, among others:

●	raising capital;

●	providing equity incentives to employees, officers or directors;

●	establishing strategic relationships with other companies; and

●	the acquisition of other businesses or products.

The terms of additional shares of Common Stock will be identical to those of the currently outstanding shares of the Company’s Common Stock. However, because holders of the Company’s Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any additional shares of Common Stock authorized as a result of the increase in the number of authorized shares of Common Stock will reduce the current stockholders’ percentage of ownership interest in the total outstanding shares of Common Stock.

Effects of the Increase in Authorized Shares

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the stockholders of the Company depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

The proposed amendment to Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares will be effective upon the filing of the articles of amendment with the Secretary of State of the State of Nevada. The Company expects to file such proposed amendment promptly following approval of this Proposal.

Required Vote

The affirmative vote of at least a majority of our outstanding shares of Common Stock is required to approve this proposed amendment to our Articles of Incorporation.

The Board of Directors unanimously recommends that stockholders vote “FOR” the amendment of our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of January 20, 2023, based on 9,411,848 shares of Common Stock outstanding as of such date, by:

●	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors and director nominees; and

●	all of our executive officers and directors as a group.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of warrants. These shares are deemed to be outstanding and beneficially owned by the person holding those warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Names and Address of Individual or Identity of Group(1)	Number of Shares Beneficially Owned		Beneficial Ownership (%)
Named Executive Officers and Directors
N. Scott Fine	229,786	(2)	2.4%
C.E. Rick Strattan	212,784	(3)	2.2%
Jeffrey L. Tate	55,624	(4)	*
Markus Sieger	157,234	(5)	1.7%
F. Patrick Ostronic	181,389	(6)	1.9%
William S. Shanahan	117,773	(7)	1.2%
Dr. Randall M. Toig	76,500	(8)	*
Dr. Lise Kjems	36,738	(9)	*
Michael Lisjak	28,614	(10)	*
All Directors and Executive Officers as a Group (10 Persons)	1,041,997	(11)	11.8%

5% Holders
Armistice Capital Master Fund, Ltd (12)	975,804		9.9%

*         Less than one percent.

(1)	Unless otherwise indicated, the business address of each officer and director of the Company is c/o Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, Florida 32653.
(2)	Includes currently exercisable warrants to purchase 45,765 shares of Common Stock, and currently exercisable options to purchase 39,021 shares of Common Stock.

(3)

Based solely on a Schedule 13D/A filed by Mr. Strattan with the SEC on October 20, 2015, and Form 4s filed by Mr. Strattan subsequent to such date.  Includes currently exercisable warrants to purchase 400 shares of Common Stock, currently exercisable options to purchase 6,700 shares of Common Stock, and 6,307 shares of Common Stock owned by TFBU, Inc. (“TFBU”), a tax exempt organization under Section 501(c)(3) of the Internal Revenue Code.  Mr. Strattan has sole voting and dispositive power with respect to the shares of Common Stock issued in the name of TFBU.

(4)	Includes currently exercisable warrants to purchase 7,250 shares of Common Stock, and currently exercisable options to purchase 16,214 shares of Common Stock.
(5)	Includes currently exercisable warrants to purchase 49,364 shares of Common Stock, and currently exercisable options to purchase 6,700 shares of Common Stock.
(6)	Includes currently exercisable warrants to purchase 12,199 shares of Common Stock, and currently exercisable options to purchase 6,700 shares of Common Stock.
(7)	Includes currently exercisable warrants to purchase 47,396 shares of Common Stock, and currently exercisable options to purchase 6,700 shares of Common Stock.
(8)	Includes currently exercisable warrants to purchase 13,078 shares of Common Stock, and currently exercisable options to purchase 6,700 shares of Common Stock.
(9)	Includes currently exercisable options to purchase 19,685 shares of Common Stock.
(10)	Includes currently exercisable options to purchase 16,214 shares of Common Stock.
(11)	Includes 192,249 shares that may be issued under currently exercisable warrants, and currently exercisable options to purchase 140,849 shares of Common Stock.
(12)

Consists of 620,304 shares of Common Stock and pre-funded warrants to purchase 355,500 shares of Common Stock, which are directly held by Armistice Capital Master Fund Ltd. (the “Master Fund”), a Cayman Islands exempted company, and may be deemed to be indirectly beneficially owned by Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice Capital and Steven Boyd disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. Does not include pre-funded warrants to purchase an additional 1,323,196 shares of Common Stock, and common stock purchase warrants to purchase 5,217,392 shares of Common Stock. The pre-funded warrants and common stock purchase warrants are subject to certain beneficial ownership limitations that prohibit the Master Fund from exercising any portion of them if, following such exercise, the Master Fund’s ownership of our then outstanding Common Stock would exceed 4.99% in the case of the common stock purchase warrants or 9.99% in the case of the pre-funded warrants. The address of the Master Fund is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Special Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

EXHIBIT A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Cyclo Therapeutics, Inc.

Entity or Nevada Business Identification Number (NVID): NV20201932210

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

A-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ☐ Time: ☐ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Number of authorized Common shares, par value $0.0001: 50,000,000 (attach additional page(s) if necessary)
6. Signature: (Required)	X N. Scott Fine — Chief Executive Officer Signature of Officer or Authorized Signer — Title X ______ — ______ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

A-2